UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           February 17, 2005

CRT Properties, Inc.

(Exact name of registrant as specified in its charter)

Florida	1-9997	59-2898045

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 NE Mizner Blvd., Suite 200, Boca Raton, FL	33432

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code           (561) 395-9666

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

CRT Properties, Inc. announced the declaration of a dividend of $0.53125 per share of the Company’s 8 1/2% Series A Cumulative Redeemable Preferred Stock, as more particularly described in its News Release, dated February 17, 2005, a copy of which is attached hereto as Exhibit 99 and by this reference made a part hereof.

For more information on CRT Properties, Inc., contact the company at (800) 850-2037 or visit its web site at www.crtproperties.com.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit
Number	Description of Exhibit

99	CRT Properties, Inc. News Release, dated February 17, 2005.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRT Properties, Inc.
(Registrant)

Date           February 23, 2005

/s/ Terence D. McNally
Terence D. McNally
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

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EXHIBIT INDEX

     The following designated exhibits are filed herewith:

Exhibit
Number	Description of Exhibit

99	CRT Properties, Inc. News Release, dated February 17, 2005.

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